UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
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SUMMIT THERAPEUTICS INC.

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SUMMIT THERAPEUTICS INC.
2882 Sand Hill Road, Suite 106
Menlo Park, California 94025
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD AT 1:00 P.M. EASTERN TIME ON JULY 27, 2022
Dear Summit Therapeutics Inc. Stockholders:
Notice is hereby given that Summit Therapeutics Inc. (the “Company,” “Summit,” “we,” “us” or “our”) will hold a special meeting of stockholders (the “Special Meeting”) on July 27, 2022 at 1:00 P.M. Eastern Time. The Special Meeting will be conducted virtually via live webcast. You will be able to vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/SMMT2022SM. Please have your notice or proxy card in hand when you visit the website. During the Special Meeting, stockholders will be asked to vote on the following proposals, as more fully described in the accompanying proxy statement:

1.To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock by 100,000,000 (from 250,000,000 to 350,000,000).

2.To approve an amendment to the Summit Therapeutics Inc. 2020 Stock Incentive Plan (the “Plan”), to increase the number of shares of the Company’s common stock issuable under the Plan by 8,000,000 shares.

3.To transact any other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on July 5, 2022 as the record date for the Special Meeting (the “Record Date”). Only stockholders of record on July 5, 2022 are entitled to notice of and to vote at the Special Meeting. It is important that your shares are represented and voted at the Special Meeting. For specific voting instructions, please refer to the information provided in the proxy statement, together with your proxy card or the voting instructions you received with the proxy statement.
Your vote must be received by 11:59 p.m. Eastern Time, on Tuesday, July 26, 2022. For specific voting instructions, please refer to the information provided in the proxy statement, together with your proxy card or the voting instructions you received with the proxy statement. This proxy statement is being mailed to stockholders on or about July 6, 2022.
YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the virtual Special Meeting, we request that you submit your vote via the Internet, telephone or mail.

Thank you for your continued support of Summit Therapeutics Inc.

By Order of the Board of Directors,

/s/ Robert W. Duggan

Robert W. Duggan
Chief Executive Officer and Executive Chairman
Menlo Park, California
July 6, 2022

PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS

SUMMIT THERAPEUTICS INC.
______________________
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
To Be Held at 1:00 p.m. Eastern Time on July 27, 2022
______________________
GENERAL INFORMATION
We are providing you with this Proxy Statement and the enclosed form of proxy in connection with the solicitation by our Board of Directors for use at our 2022 special meeting of stockholders (the “Special Meeting”). The Special Meeting will be conducted virtually via live audio webcast by visiting www.virtualshareholdermeeting.com/SMMT2022SM on Wednesday, July 27, 2022 at 1:00 p.m. Eastern Time. This Proxy Statement contains important information regarding our Special Meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote, and information about voting procedures. As used herein, “we,” “us,” “our,” “Summit,” or the “Company” refers to Summit Therapeutics Inc., a Delaware corporation.
This Proxy Statement and the accompanying proxy card or voting instruction form will first be made available to our stockholders on or about July 6, 2022.
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on or that can be accessed through our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.
QUESTIONS AND ANSWERS
What is a proxy?
A proxy is your legal designation of another person to vote the stock you own. The person you designate is your “proxy,” and you give the proxy authority to vote your shares by submitting the enclosed proxy card, or if available, voting by telephone or the Internet. We have designated Robert W. Duggan and Ankur Dhingra to serve as proxies for the Special Meeting.
What matters will be voted on at the Special Meeting?
The following matters will be voted on at the Special Meeting:
•Proposal 1: To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock by 100,000,000 (from 250,000,000 to 350,000,000);
•Proposal 2: To approve an amendment to the Summit Therapeutics Inc. 2020 Stock Incentive Plan (the “Plan”), to increase the number of shares of the Company’s common stock issuable under the Plan by 8,000,000 shares; and
•Such other business as may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting.
How does the Board of Directors recommend that I vote?
The Board of Directors recommends that you vote:
•“FOR” the approval of the amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock by 100,000,000 (from 250,000,000 to 350,000,000); and
•“FOR” the approval of the amendment to the Summit Therapeutics Inc. 2020 Stock Incentive Plan, to increase the number of shares of the Company’s common stock issuable under the Plan by 8,000,000 shares.

Will there be any other items of business on the agenda?
If any other items of business or other matters are properly brought before the Special Meeting, your proxy gives discretionary authority to the persons named on the proxy card with respect to those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their best judgment. Our Board of Directors does not intend to bring any other matters to be voted on at the Special Meeting. We are not currently aware of any other matters that may properly be presented by others for action at the Special Meeting.
Who is entitled to vote at the Special Meeting?
Holders of our common stock at the close of business on July 5, 2022, which we refer to as the record date, may vote at the Special Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the record date. In deciding all matters at the Special Meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the record date.
A list of stockholders entitled to vote at the Special Meeting will be available for inspection at our principal executive offices for at least ten days prior to the Special Meeting and at the Special Meeting. A stockholder may examine the list for any legally valid purpose related to the Special Meeting.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Stockholders of Record. You are a stockholder of record if at the close of business on the record date your shares were registered directly in your name with Computershare Trust Company, N.A., our transfer agent. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the Special Meeting.
Beneficial Owner. You are a beneficial owner if, at the close of business on the record date, your shares were held by a brokerage firm, bank or other nominee and not in your name. Being a beneficial owner means that, like many of our stockholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock at the Special Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Please see “What if I do not specify how my shares are to be voted?” for more information.
Do I have to do anything in advance if I plan to attend the Special Meeting?
The Special Meeting will be a virtual audio meeting of stockholders, which will be conducted via live audio webcast. You are entitled to participate in the Special Meeting only if you were a holder of our common stock as of the close of business on July 5, 2022 or if you hold a valid proxy for the Special Meeting.
To participate in the Special Meeting, you will need the control number included on your notice or proxy card. The live audio webcast will begin promptly at 1:00 p.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 12:45 p.m. Eastern Time and you should allow ample time for the check-in procedures.
How do I ask questions during the Special Meeting?
We are committed to ensuring our stockholders have the same rights and opportunities to participate in the Special Meeting as if it been held in a physical location. If you wish to submit a question during the meeting, you may log into www.virtualshareholdermeeting.com/SMMT2022SM and enter your 16-digit control number. Once past the login screen, click on “Question for Management,” type in your question, and click “Submit.”
Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions regarding personal matters are not pertinent to meeting matters and therefore will not be answered.
How can I get help if I have trouble checking in or listening to the meeting online?
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the log-in page at www.virtualshareholdermeeting.com/SMMT2022SM.

How do I vote and what are the voting deadlines?
Stockholders of Record. If you are a stockholder of record, there are several ways for you to vote your shares:
•By mail. If you received printed proxy materials, you may submit your vote by completing, signing and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Your completed, signed and dated proxy card must be received prior to the Special Meeting.
•By telephone or via the Internet. You may vote your shares by telephone or via the Internet by following the instructions provided in the proxy card. We recommend that you have your proxy card in hand when voting by telephone or via the Internet. If you vote by telephone or via the Internet, you do not need to return a proxy card by mail. Internet and telephone voting are available 24 hours a day. Votes submitted by telephone or via the Internet must be received by 11:59 p.m. Eastern Time on July 26, 2022.
•Attend the Special Meeting. You may vote at the Special Meeting by following the instructions at www.virtualshareholdermeeting.com/SMMT2022SM. Please have your notice or proxy card in hand when you visit the website.
Beneficial Owners. If you are a beneficial owner of your shares, you will receive voting instructions from the broker, bank or other nominee holding your shares. You should follow the voting instructions provided by your broker, bank or nominee in order to instruct your broker, bank or other nominee on how to vote your shares. The availability of telephone and Internet voting will depend on the voting process of the broker, bank or nominee. Shares held beneficially may be voted at the Special Meeting only if you obtain a legal proxy from the broker, bank or nominee giving you the right to vote the shares.
Whether or not you plan to attend the Special Meeting, we request that you vote by proxy to ensure your vote is counted. To vote, you will need the control number. The control number will be included in the notice or on your proxy card if you are a stockholder of record, or included with your voting instructions received from your broker, bank or other nominee if you hold your shares of common stock in a “street name”.
Internet proxy voting is provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. Please be aware that you must bear any costs associated with your Internet access.
Can I revoke or change my vote after I submit my proxy?
Stockholders of Record. If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Special Meeting by:
•signing and returning a new proxy card with a later date;
•entering a new vote by telephone or via the Internet by 11:59 p.m. Eastern Time on July 26, 2022;
•delivering a written revocation to our Chief Financial Officer at Summit Therapeutics Inc., 2882 Sand Hill Road, Suite 106, Menlo Park, California 94025 by 5:00 p.m. Eastern Time on July 26, 2022; or
•following the instructions at www.virtualshareholdermeeting.com/SMMT2022SM.
Beneficial Owners. If you are a beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions on changing your vote.
What if I do not specify how my shares are to be voted?
Stockholders of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:
•“FOR” the approval of the amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock by 100,000,000 (from 250,000,000 to 350,000,000);

•“FOR” the approval of the amendment to the Summit Therapeutics Inc. 2020 Stock Incentive Plan, to increase the number of shares of the Company’s common stock issuable under the Plan by 8,000,000 shares; and
•In the discretion of the named proxies regarding any other matters properly presented for vote at the Special Meeting.
Beneficial Owners. If you are a beneficial owner and you do not provide your broker, bank or other nominee with voting instructions, your broker, bank or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the rules of The Nasdaq Stock Market, brokers, banks and other nominees do not have discretion to vote on non-routine matters absent direction from you.
What constitutes a quorum, and why is a quorum required?
A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under our bylaws and Delaware law. The presence (including by proxy) of a majority of all issued and outstanding shares of our common stock entitled to vote at the Special Meeting will constitute a quorum at the Special Meeting. As of the close of business on the record date of July 5, 2022, we had 98,122,356 shares of common stock outstanding and entitled to vote at the Special Meeting, meaning that 49,061,179 shares of common stock must be represented at the Special Meeting to constitute a quorum.
Your shares will be counted towards the quorum if you submit a proxy or vote at the Special Meeting. Abstentions and broker non-votes will also count towards the quorum requirement. If there is not a quorum, a majority of the shares present at the Special Meeting may adjourn the meeting to a later date.
What is the effect of a broker non-vote?
Brokers, banks or other nominees who hold shares of our common stock for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Special Meeting. A broker non-vote occurs when a broker, bank or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Special Meeting but will not be counted for purposes of determining the number of votes present and entitled to vote with respect to a particular proposal. A broker or other nominee cannot vote without instructions on non-routine matters.
What is the vote required for each proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed
Proposal 1: Approval of the amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock.	The affirmative vote of the holders of a majority of outstanding stock entitled to vote.	No
Proposal 2: Approval of the amendment to the Summit Therapeutics Inc. 2020 Stock Incentive Plan to increase the number of shares of the Company’s common stock issuable under the Plan.	The affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the special meeting (assuming a quorum is present)	No

With respect to Proposal 1, you may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on this proposal, your abstention will act as a vote against approval of the Charter Amendment. Shares represented by executed, but unmarked, proxies will be voted “FOR” the approval of the Charter Amendment.
With respect to Proposal 2, you may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on this proposal, your abstention will act as a vote against approval of the Plan Amendment. Shares represented by executed, but unmarked, proxies will be voted “FOR” the approval of the Plan Amendment.
Who will count the votes?
Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”) has been engaged to receive and tabulate stockholder votes. Broadridge will separately tabulate FOR and AGAINST votes, abstentions, and broker non-votes. Broadridge will also certify the election results and perform any other acts required by the Delaware General Corporation Law.
Who is paying for the costs of this proxy solicitation?
We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Solicitations may be made personally or by mail, facsimile, telephone, messenger, or via the Internet by our personnel who will not receive additional compensation for such solicitation. In addition, we will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding the proxy materials to stockholders.
How can I find the results of the Special Meeting?
Preliminary results will be announced at the Special Meeting. Final results also will be published in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the “SEC”) after the Special Meeting.
What does it mean if I receive more than one set of printed materials?
If you receive more than one set of printed materials, your shares may be registered in more than one name and/or are registered in different accounts.
Please follow the voting instructions on each set of printed materials, as applicable, to ensure that all of your shares are voted.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
The SEC has adopted rules that allow a company to deliver a single proxy statement to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to our stockholders. Under this process, certain stockholders will receive only one copy of our proxy materials and any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Any stockholders who object to or wish to begin householding may notify our Investor Relations Department at investors@summitplc.com or Investor Relations, Summit Therapeutics Inc., 2882 Sand Hill Road, Suite 106, Menlo Park, California 94025.
Beneficial owners may contact their broker, bank or other nominee to request information about householding.
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Stockholder Proposals for 2023 Annual Meeting. The submission deadline for stockholder proposals to be included in our proxy materials for the 2023 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended is December 30, 2022 except as may otherwise be provided in Rule 14a-8. All such proposals must be in writing and received by our Corporate Secretary at Summit Therapeutics Inc., 2882 Sand Hill Road, Suite 106, Menlo Park, California 94025 by close of business on the required deadline in order to be considered for inclusion in our proxy materials for the 2023 annual meeting of stockholders. Submission of a proposal before the deadline does not guarantee its inclusion in our proxy materials.
Advance Notice Procedure for 2023 Annual Meeting. Under our Bylaws, director nominations and other business may be brought at an annual meeting of stockholders in accordance with the requirements of our Bylaws as in effect from time to time. For the 2023 annual meeting of stockholders, a stockholder notice must be received by our Corporate Secretary at Summit Therapeutics Inc., 2882 Sand Hill Road, Suite 106, Menlo Park, California 94025, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the one-year anniversary of the date of our 2022 annual meeting of stockholders. However, if the 2023 annual meeting of stockholders is advanced by more than 30 days prior to, or delayed by more than 60 days after, the one-year anniversary of the 2022 annual meeting of stockholders, then, for notice by the stockholder to be timely, it must be received by our Corporate Secretary not earlier than the close of business on the 120th day prior to the 2023 annual meeting of stockholders and not later than the close of business on the later of (i) the 90th day prior to the 2023 annual meeting of stockholders, or (ii) the 10th day following the day on which notice of the date of such annual meeting was mailed or the day of public disclosure of the date of such annual meeting, whichever first occurs. Please refer to the full text of our Bylaw provisions for additional information and requirements. A copy of our current Bylaws has been filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and may be obtained by writing to our Corporate Secretary at the address listed in our proxy materials.

PROPOSAL 1
AMENDMENT TO THE CHARTER TO INCREASE
THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

Our Board of Directors has unanimously adopted, and is submitting for stockholder approval, an amendment to our Charter to increase the number of authorized shares of our common stock by 100,000,000 (from 250,000,000 to 350,000,000) (the “Charter Amendment”).
The additional shares of common stock to be authorized for issuance under the Charter would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the common stock presently issued and outstanding. Our common stock has no preemptive rights to purchase common stock or other securities.
If this Proposal 1 is approved by the requisite vote of the stockholders, the proposed Charter Amendment will become effective upon its filing and recording with the Secretary of State of Delaware.
Form of the Amendment
The Board has deemed the Charter Amendment advisable and in the best interests of the Company and is accordingly submitting it to stockholders for approval. The Charter Amendment would revise the Company’s Restated Certificate of Incorporation, dated September 18, 2020 by replacing the first paragraph of its FOURTH Article with the following language:
“The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is 370,000,000 shares, consisting of (i) 350,000,000 shares of common stock, $0.01 par value per share (the “Common Stock”), and (ii) 20,000,000 shares of Preferred stock, $0.01 par value per share (the “Preferred Stock”).”

The full text of the proposed Charter Amendment is set forth in Annex A of this proxy statement. No changes are proposed to the number of authorized shares of preferred stock.
Reasons for the Increase in the Number of Authorized Shares
The proposed increase in the authorized number of shares of common stock is intended to ensure that we will continue to have an adequate number of authorized and unissued shares of common stock for future use. As of July 5, 2022, the Company had 98,122,356 shares of common stock issued and outstanding and an aggregate of 19,852,022 shares reserved for potential future issuance under outstanding awards under its 2020 Stock Incentive Plan, 2020 Employee Stock Purchase Plan, and 2016 Long Term Incentive Plan.
Our Board recommends the proposed increase in the authorized number of shares of common stock to facilitate issuing shares in the event that the Board determines that it is necessary or appropriate to (i) provide financial flexibility to raise additional capital through the sale of equity securities, convertible securities or other equity-linked securities (including the rights offering as described below), (ii) enter into strategic business transactions, (iii) provide equity incentives to directors, officers and employees pursuant to equity compensation plans or (iv) other general corporate purposes. The availability of additional shares of common stock is particularly important in the event that the Board needs to undertake any of the foregoing actions on an expedited basis, as market conditions permit and favorable financing and business opportunities become available, and thus without the potential delay and expense associated with convening a special stockholders’ meeting. In considering and planning for our current and future corporate needs, our Board believes that the current number of authorized and unreserved shares of common stock available for issuance is inadequate. If stockholders do not vote to approve this Proposal 1, the Company may be unable to issue shares when needed; whereas approving this Proposal 1 will help avoid that issue. The Company has announced it will be commencing a rights offering through the distribution to our stockholders of rights to purchase shares of our common stock. If the rights offering is fully subscribed, the Company expects to receive gross proceeds of up to $100 million.
The Board has not authorized the Company to take any action with respect to the shares that would be authorized under this proposal, and the Company currently does not have any definitive agreements with respect to the issuance of the additional shares of common stock authorized by the Charter Amendment, other than the rights offering described above.
Effects of the Increase in the Number of Authorized Shares
If our stockholders approve this proposal to increase the number of authorized shares of common stock, unless otherwise required by applicable law or stock exchange rules, our Board will be able to issue the additional shares of common stock from time to time in its discretion without further action or authorization by stockholders. The newly authorized shares of common stock would be issuable for any proper corporate purposes, including future capital raising transactions of equity or convertible debt securities, acquisitions, investment opportunities, the establishment of collaborations or other strategic agreements, stock splits, stock dividends, issuance under current or future equity incentive plans or for other corporate purposes.
The proposed increase in the number of authorized shares of common stock will not, by itself, have an immediate dilutive effect on our current stockholders. However, the future issuance of additional shares of common stock or securities convertible into our common stock could, depending on the circumstances, have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of our existing stockholders, none of whom have preemptive rights to subscribe for additional shares of common stock that we may issue, and could depress the market price of the common stock. We may sell shares of common stock at a price per share that is less than the current price per share and less than the price per share paid by our current stockholders. We may also sell securities in the future that could have rights superior to existing stockholders.
Potential Anti-Takeover Effect
An increase in the number of authorized shares of common stock may also, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the proposed increase might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of us and the removal of management, which stockholders might otherwise deem favorable. For example, the authority of our Board to issue common stock might be used to create voting impediments or to frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of us because the issuance of additional shares of common stock would dilute the voting power of the common stock then outstanding. Our common stock could also be issued to purchasers who would support our Board in opposing a takeover bid which our Board determines not to be in our best interests and those of our stockholders.
The Board is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and the proposed Charter Amendment to increase the number of authorized shares of common stock is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.
Effectiveness of the Charter Amendment and Required Vote
Upon receipt of the necessary stockholder approval, the Board has authorized and directed the Company’s officers to prepare, execute and file the Charter Amendment with the Secretary of State of the State of Delaware. The Charter Amendment would become effective upon such filing. Our Board reserves the right, notwithstanding stockholder approval of the Charter Amendment and without further action by our stockholders, not to proceed with the amendment at any time before the filing of the Charter Amendment.
Vote Required

The affirmative vote of the holders of a majority of outstanding stock entitled to vote is required for approval of the Charter Amendment. Consequently, broker non-votes will have no impact on the approval of the Charter Amendment, but abstentions will act as a vote against approval of the Charter Amendment. Shares of common stock represented by executed, but unmarked, proxies will be voted “FOR” the approval of the Charter Amendment. In the event that the Charter Amendment are not approved by our stockholders at the Special Meeting, the Charter as in effect prior to the currently proposed Charter Amendment will remain in full force and effect.
The Board of Directors unanimously recommends a vote “FOR” the amendment to the Charter to increase the authorized number of shares of Common Stock.

PROPOSAL 2
AMENDMENT TO THE SUMMIT THERAPEUTICS INC. 2020 INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK

Our Board of Directors has unanimously adopted, and is submitting for stockholder approval, an amendment to the Summit Therapeutics Inc. 2020 Incentive Plan (the “Plan”) to increase the number of shares of our common stock authorized for issuance under the Plan by 8,000,000 shares to continue to meet our compensation goals for current and future years. The Board of Directors believes that the success of the Company is largely dependent on its ability to attract, retain and motivate highly-qualified employees and non-employee directors, and that by continuing to offer them the opportunity to acquire or increase their proprietary interest in the Company, the Company will enhance its ability to attract, retain and motivate such persons.

As of July 5, 2022, there were 98,122,356 shares of our common stock issued and outstanding and there were 288,993 shares of our common stock available for issuance under the Plan. Accordingly, our Board of Directors has determined that there are not sufficient shares of common stock available under the Plan to support the Company’s intended compensation programs over the next several years.

Accordingly, on June 17, 2022, subject to stockholder approval, our Board of Directors approved the Plan Amendment described in this Proposal 2, and our Board of Directors is now submitting the Plan Amendment, as reflected in the amended Plan attached to this Proxy Statement as Annex B (as so amended, the “Amended Plan”) for stockholder approval. As proposed for approval, the Plan Amendment, as set forth in the Amended Plan, will increase the number of shares of our common stock subject to the Plan by 8,000,000 shares. As described more fully below, we consider equity compensation to be a key component of our compensation structure.

The closing sale price of our common stock quoted on the NASDAQ Global Market on July 5, 2022, was $0.99 per share.

Description of the Plan Amendment

The following is a summary of the Plan Amendment, as reflected in the Amended Plan:
Section 4 of the Plan is amended to include an additional 8,000,000 shares of common stock authorized for grant under the Plan.

Description of the Amended Plan

The following is a summary of the material terms of the Amended Plan. This summary is not complete and is qualified in its entirety by reference to the full text of the Amended Plan attached to this Proxy Statement as Annex B, which assumes that this Proposal 2 is approved.

Administration and Delegation. The Plan is administered by the Board of Directors (the “Board”), which has the authority to interpret the provisions of the Plan; make, change and rescind rules and regulations relating to the Plan; and make changes to, or reconcile any inconsistency in, any award or agreement covering an award.  The Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board. In addition, the Board may delegate to one or more officers of the Company the power to grant Awards to employees or officers of the Company, provided that the Board shall fix the terms of Awards to be granted by such officers, the maximum number of shares subject to Awards that the officers may grant, and the time period in which such Awards may be granted; and provided further, that no officer shall be authorized to grant Awards to any executive officer or officer of the Company.

Substitute Awards.  Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan.

Options. The Board may grant options to purchase common stock and determine the number of shares of common stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option. The exercise price of each Option shall be not less than 100% of the Grant Date Fair Market Value of the common stock on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Grant Date Fair Market Value on such future date. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of 10 years. Options may be exercised by delivery to the Company of a notice of exercise in a form approved by the Company, together with payment in full of the exercise price for the number of shares for which the Option is exercised.

Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not: (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise or measurement price per share lower than the then-current exercise price per share of the canceled option, (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current fair market value of the Common Stock, or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market or any other exchange or marketplace on which the Company stock is listed or traded.

Stock Appreciation Rights. The Board has the authority to grant stock appreciation rights, which are also referred to as SARs. A SAR is the right of a participant to receive cash in an amount, and/or common stock with a fair market value, equal to the appreciation of the fair market value of a share of common stock during a specified period of time. The Plan provides that the Board determines all terms and conditions of each stock appreciation right including the measurement price of each SAR, which shall not be less than 100% of the Grant Date Fair Market Value, and a term that must be no later than ten years after the date of grant.

Restricted Stock Units. The Board may grant Awards entitling recipients to acquire restricted stock. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any. Dividends declared and paid by the Company with respect to shares of Restricted Stock shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability.

A Participant shall have no voting rights with respect to any Restricted Stock Units. However, the Award agreement for Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of common stock.

Other Stock-Based Awards. The Board shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto. Other Stock-Based Awards may be paid in shares of common stock or cash, as the Board shall determine.

Adjustments. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of common stock other than an ordinary cash dividend, the Company shall equitably adjust: (i) the number and class of securities available under the Plan, (ii) the share counting rules, (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of Restricted Stock and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding Restricted Stock Unit award and Other Stock-Based Award.

If we are involved in a merger or other transaction in which shares of common stock are changed or exchanged, outstanding awards shall be: (i) assumed, or substantially equivalent Awards shall be substituted, (ii) forfeited or terminated immediately prior to the consummation of a Reorganization Event unless exercised, (iii)  exercisable, realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, or (iv) purchased via a cash payment for each share surrendered in the Reorganization Event.

An Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of common stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration received as a result of the Reorganization Event by holders of common stock for each share of common stock held immediately prior to the consummation of the Reorganization Event; provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation, the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation that the Board determines to be equivalent in value to the per share consideration received by holders of outstanding shares of common stock as a result of the Reorganization Event.

Transferability. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that, except with respect to Awards subject to Section 409A of the Code, the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant.

Termination. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment.

Withholding. The Company may elect to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations.

Amendment.  The Board may amend, modify or terminate any outstanding Award. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan unless the Award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (ii) it may not be exercised or settled (or otherwise result in the issuance of common stock) prior to such stockholder approval.

Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions, or otherwise realizable in whole or in part

Authorization of Sub-Plans. The Board may establish one or more sub-plans by adopting supplements to the Plan. All supplements adopted by the Board shall be deemed to be part of the Plan.

Vote Required

The affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the Special Meeting (assuming a quorum is present) is required for approval of the Plan

Amendment. Consequently, broker non-votes will have no impact on the approval of the Plan Amendment, but abstentions will act as a vote against approval of the Plan Amendment. Shares of common stock represented by executed, but unmarked, proxies will be voted “FOR” the approval of the Plan Amendment. In the event that the Plan Amendment are not approved by our stockholders at the Special Meeting, the Plan as in effect prior to the currently proposed Plan Amendment will remain in full force and effect.
The Board of Directors unanimously recommends a vote “FOR” the amendment to the Summit Therapeutics Inc. 2020 Incentive Plan to increase the authorized number of shares of Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of July 5, 2022 with respect to the beneficial ownership of our common stock by (i) each person we believe beneficially holds more than 5% of the outstanding shares of our common stock based solely on our review of SEC filings or information provided to us by such person; (ii) each director and nominee; and (iii) all directors and executive officers as a group. As of July 5, 2022, 98,122,356 shares of our common stock were issued and outstanding. Unless otherwise indicated, all persons named as beneficial owners of our common stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned. Unless otherwise noted below, the address of each stockholder listed on the table is c/o Summit Therapeutics Inc., 2882 Sand Hill Road, Suite 106, Menlo Park, California 94025.

Name and address of beneficial owner	Number of Shares Owned (1)	Right to Acquire Shares (2)	Total Beneficial Ownership	Percent of Class (3)
5% Stockholders:
Robert W. Duggan (4)	67,683,589	3,985,055	71,668,644	70.2%
Mahkam Zanganeh(5)	4,747,860	1,774,500	6,522,360	6.5%
Polar Capital Holdings Plc(6)	6,109,566	186,147	6,295,713	6.4%

Named executive officers and directors:
Robert W. Duggan	67,683,589	3,985,055	71,668,644	70.2%
Mahkam Zanganeh	4,747,860	1,774,500	6,522,360	6.5%
Kenneth Clark	–	48,005	48,005	*
Urte Gayko	–	37,818	37,818	*
Ujwala Mahatme	–	174,776	174,776	*
Manmeet S. Soni	–	205,996	205,996	*
Ankur Dhingra	40,038	–	40,038	*

All executive officers and directors as a group (7 people)	72,471,487	6,226,150	78,697,637
_______________
(*)    Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.
(1)    Excludes shares that may be acquired through the exercise of outstanding stock options or other equity awards.
(2)    Represents shares issuable within 60 days after July 5, 2022 upon exercise of exercisable options and warrants; however, unless otherwise indicated, these shares do not include any equity awards awarded after July 5, 2022.
(3)    For purposes of calculating the Percent of Class, shares that the person or entity had a right to acquire within 60 days after July 5, 2022 are deemed to be outstanding when calculating the Percent of Class of such person or entity.
(4)    This information is based upon a Schedule 13D/A filed by Mr. Duggan with the Securities and Exchange Commission on May 14, 2021 and a Form 4 filed on May 25, 2022. The 71,668,644 shares of common stock beneficially owned by Mr. Duggan includes (i) 67,683,589 shares of common stock and (ii) warrants to purchase 3,985,055 shares of common stock, which are exercisable until December 24, 2029.
(5)    This information is based upon a Schedule 13D/A filed by Dr. Zanganeh with the Securities and Exchange Commission on November 25, 2020 and information known to the Company. The 6,522,360 shares of common stock beneficially owned by Dr. Zanganeh includes (i) 4,747,860 shares of common stock, (ii) the exercise of warrants to purchase 1,121,177 shares of common stock, and (iii) options to purchase 653,323 shares of common stock. The warrants to purchase 631,362 shares of common stock (exercisable until December 24, 2029) are held by the Mahkam Zanganeh Revocable Trust and the Shaun Zanganeh Irrevocable Trust. The remaining warrants to purchase 489,815 shares of common stock (exercisable until

June 30, 2025) are held individually by Mahkam Zanganeh. The options to purchase 653,323 shares of common stock are held individually by Dr. Zanganeh.
(6)    This information is based upon a Schedule 13G/A filed by Polar Capital Holdings Plc with the Securities and Exchange Commission on February 14, 2022. The 6,295,713 shares of common stock beneficially owned by Polar Capital Holdings Plc includes (i) 6,109,566 shares of common stock and (ii) warrants to purchase 186,147 shares of common stock which are exercisable until December 24, 2029.

STOCKHOLDER PROPOSALS

You may submit proper proposals, including recommendations of director candidates, for inclusion in the proxy materials or meeting agenda for future stockholder meetings by following certain procedures outlined in this proxy statement.

PROXY SOLICITATION

We are making this solicitation of proxies on behalf of the Board, and we will bear the cost of soliciting proxies. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by directors, officers and other of our employees who will receive no additional compensation therefor. We request persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

STOCKHOLDERS SHARING THE SAME ADDRESS

The SEC has adopted rules that allow a company to deliver a single proxy statement to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to our stockholders. Under this process, certain stockholders will receive only one copy of our proxy materials and any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Any stockholders who object to or wish to begin householding may notify our Investor Relations Department at investors@summitplc.com or Investor Relations, 2882 Sand Hill Road, Suite 106, Menlo Park, California 94025.

OTHER MATTERS
This Proxy Statement is posted on our website at https://www.summittxinc.com/ and is also available from the SEC at its website at www.sec.gov.
The board of directors does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.
It is important that your shares of our common stock be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, requested to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
Menlo Park, California
July 6, 2022

Annex A
AMENDMENT
TO
RESTATED
CERTIFICATE OF INCORPORATION
OF
SUMMIT THERAPEUTICS INC.
Pursuant to Section 242 of the
General Corporation Law of the State of Delaware

Summit Therapeutics Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

A resolution was duly adopted by the Board of Directors (the “Board”) of the Company pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Restated Certificate of Incorporation of the Company (the “Charter Amendment”) and declaring said amendment to be advisable. The stockholders of the Company duly approved said proposed amendment at a special meeting of the stockholders called and held on July ___, 2022, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, by voting the necessary number of shares as required by statute in favor of the Charter Amendment. The resolution setting forth the amendment is as follows:

RESOLVED, that the Board hereby approves and recommends that the Company’s stockholders approve that the first paragraph of the FOURTH Article of the Restated Certificate of Incorporation, dated September 18, 2020, be deleted in its entirety and replaced with the following language:
“The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is 370,000,000 shares, consisting of (i) 350,000,000 shares of Common stock, $0.01 par value per share (the “Common Stock”), and (ii) 20,000,000 shares of Preferred stock, $0.01 par value per share (the “Preferred Stock”).”

IN WITNESS WHEREOF, the Company has caused its corporate seal to be affixed hereto and this Charter Amendment to be signed by its ________________________ this      day of July, 2022.

SUMMIT THERAPEUTICS INC.

By:

Annex B

SUMMIT THERAPEUTICS INC.
2020 STOCK INCENTIVE PLAN

As Amended and Restated on July __, 2022

1.	Purpose
The purpose of this 2020 Stock Incentive Plan (the “Plan”) of Summit Therapeutics Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.	Eligibility
All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as such terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), or any successor form) are eligible to be granted Awards (as defined below) under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant.” “Award” means Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), Restricted Stock Units (as defined in Section 7) and Other Stock-Based Awards (as defined in Section 8).

3.	Administration and Delegation
(a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.
(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

(c) Delegation to Officers. Subject to any requirements of applicable law (including as applicable Sections 152 and 157(c) of the General Corporation Law of the State of Delaware), the Board may delegate to one or more officers of the Company the power to grant Awards (subject to any limitations under the Plan) to employees or officers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of Awards to be granted by such officers, the maximum number of shares subject to Awards that the officers may grant, and the time period in which such Awards may be granted; and provided further, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1(f) under the Exchange Act).

4.	Stock Available for Awards
(a) Number of Shares; Share Counting.
(1) Authorized Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for up to such number of shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”) as is equal to the sum of:
(A) 16,000,000 shares of Common Stock; plus
(B) such additional number of shares of Common Stock (up to 5,000,000 shares) as is equal to the number of shares of Common Stock subject to awards granted by the Summit Therapeutics plc (the “Predecessor Company”) prior to the Redomiciliation Date (as defined in Section 11(c)) pursuant to the Predecessor Company’s 2016 Long Term Incentive Plan, the Predecessor Company’s 2005 EMI Scheme Rules or outside of any equity incentive plan and assumed by the Company on the Redomiciliation Date which awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of Incentive Stock Options to any limitations of the Code); plus
(C) an annual increase to be added on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2021 and continuing for each fiscal year until, and including, the fiscal year ending December 31, 2030, equal to the least of (i) 6,400,000 shares of Common Stock, (ii) 4% of the outstanding shares on such date and (iii) an amount determined by the Board.
Any or all of the shares of Common Stock available for issuance under the Plan may be issued as Incentive Stock Options (as defined in Section 5(b)) under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.
(2) Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan under this Section 4(a):
(A) all shares of Common Stock covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan; provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants an SAR in tandem with an Option for the same number of shares of Common Stock and provides that only one such Award may be exercised (a “Tandem SAR”), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Plan;
(B) to the extent a Restricted Stock Unit award may be settled only in cash, no shares shall be counted against the shares available for the grant of Awards under the Plan;
(C) if any Award (i) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any Common Stock not being issued (including as a result of an SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of an SAR, the number of shares counted against the shares available under the Plan shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR; and
(D) shares of Common Stock delivered (by actual delivery, attestation, or net exercise) to the Company by a Participant to (i) purchase shares of Common Stock upon the exercise of an Award or (ii) satisfy tax withholding obligations with respect to Awards (including shares retained from the Award creating the tax obligation) shall be added back to the number of shares available for the future grant of Awards.
(b) Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1) or any sublimit contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code.

5.	Stock Options
(a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

(b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Summit Therapeutics Inc., any of Summit Therapeutics Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Stock Option shall be designated a “Non statutory Stock Option.” The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Non statutory Stock Option.
(c) Exercise Price. The Board shall establish the exercise price of each Option or the formula by which such exercise price will be determined. The exercise price shall be specified in the applicable Option agreement. The exercise price shall be not less than 100% of the Grant Date Fair Market Value (as defined below) of the Common Stock on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Grant Date Fair Market Value on such future date. “Grant Date Fair Market Value” of a share of Common Stock for purposes of the Plan will be determined as follows:
(1) if the Common Stock trades on a national securities exchange, the closing sale price (for the primary trading session) on the date of grant; or
(2) if the Common Stock does not trade on any such exchange, the average of the closing bid and asked prices on the date of grant as reported by an over-the-counter marketplace designated by the Board; or
(3) if the Common Stock is not publicly traded, the Board will determine the Grant Date Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Code Section 409A, except as the Board may expressly determine otherwise.
For any date that is not a trading day, the Grant Date Fair Market Value of a share of Common Stock for such date will be determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Board can substitute a particular time of day or other measure of “closing sale price” or “bid and asked prices” if appropriate because of exchange or market procedures or can, in its sole discretion, use weighted averages either on a daily basis or such longer period as complies with Code Section 409A.

The Board has sole discretion to determine the Grant Date Fair Market Value for purposes of the Plan, and all Awards are conditioned on the Participants’ agreement that the Board’s determination is conclusive and binding even though others might make a different determination.

(d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.
(e) Exercise of Options. Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic, and which may be provided to a third party equity plan administrator) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.
(f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:
(1) in cash or by check, payable to the order of the Company;
(2) except as may otherwise be provided in the applicable Option agreement or approved by the Board, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;
(3) to the extent provided for in the applicable Option agreement or approved by the Board, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their fair market value (valued in the manner determined by (or in a manner approved by) the Board), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;
(4) to the extent provided for in the applicable Non statutory Stock Option agreement or approved by the Board, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the fair market value of the Common Stock (valued in the manner determined by (or in a manner approved by) the Board) on the date of exercise;
(5) to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board by payment of such other lawful consideration as the Board may determine; or
(6) by any combination of the above permitted forms of payment, to the extent approved by the Board.

(g) Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 9): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(b)) covering the same or a different number of shares of Common Stock and having an exercise or measurement price per share lower than the then-current exercise price per share of the canceled option, (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current fair market value of the Common Stock (valued in the manner determined by (or in the manner approved by) the Board) or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market or any other exchange or marketplace on which the Company stock is listed or traded (the “Exchange”).

6.	Stock Appreciation Rights
(a) General. The Board may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock (valued in the manner determined by (or in the manner approved by) the Board) over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date.
(b) Measurement Price. The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Grant Date Fair Market Value of the Common Stock on the date the SAR is granted; provided that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall be not less than 100% of the Grant Date Fair Market Value on such future date.
(c) Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.
(d) Exercise of SARs. SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.
(e) Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 9): (1) amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR, (2) cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(b)) covering the same or a different number of shares of Common Stock and having an exercise or measurement price per share lower than the then-current measurement price per share of the canceled SAR, (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current fair market value of the Common Stock (valued in the manner determined by (or in a manner approved by) the Board) or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Exchange.

7.	Restricted Stock; Restricted Stock Units
(a) General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered as soon as practicable after the time such Award vests or is settled (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).
(b) Terms and Conditions for All Restricted Stock Awards. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.
(c) Additional Provisions Relating to Restricted Stock.
(1) Dividends. Unless otherwise provided in the applicable Award agreement, any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock

(“Accrued Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeit ability that apply to such shares. Each payment of Accrued Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock.
(2) Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to his or her Designated Beneficiary. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.
(d) Additional Provisions Relating to Restricted Stock Units.

(1) Settlement. As soon as practicable after the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company such number of shares of Common Stock and/or (if so provided in the applicable Award agreement) an amount of cash equal to the fair market value (valued in the manner determined by (or in a manner approved by) the Board) of such number of shares of Common Stock as are set forth in the applicable Restricted Stock Unit agreement. The Board may provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant in a manner that complies with Section 409A of the Code.
(2) Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units.
(3) Dividend Equivalents. The Award agreement for Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be settled in cash and/or shares of Common Stock, as provided in the Award agreement, and shall be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid.

8.	Other Stock-Based Awards
(a) General. The Board may grant other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine.
(b) Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto.

9.	Adjustments for Changes in Common Stock and Certain Other Events
(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the share counting rules set forth in Section 4(a), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of Restricted Stock and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding Restricted Stock Unit award and each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.
(b) Reorganization Events.
(1) Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is canceled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.
(2) Consequences of a Reorganization Event on Awards Other than Restricted Stock.
(A) In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant): (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that all of the Participant’s unvested Awards will be forfeited immediately prior to the consummation of such Reorganization Event and/or that all of the Participant’s unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (A) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 9(b)(2), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

(B) Notwithstanding the terms of Section 9(b)(2)(A), in the case of outstanding Restricted Stock Units that are subject to Section 409A of the Code: (i) if the applicable Restricted Stock Unit agreement provides that the Restricted Stock Units shall be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a “change in control event”, then no assumption or substitution shall be permitted pursuant to Section 9(b)(2)(A)(i) and the Restricted Stock Units shall instead be settled in accordance with the terms of the applicable Restricted Stock Unit agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 9(b)(2)(A) if the Reorganization Event constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A of the Code; if the Reorganization Event is not a “change in control event” as so defined or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the Restricted

Stock Units pursuant to clause (i) of Section 9(b)(2)(A), then the unvested Restricted Stock Units shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.
(C) For purposes of Section 9(b)(2)(A)(i), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determines to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.
(3) Consequences of a Reorganization Event on Restricted Stock. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the Board may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.

10.	General Provisions Applicable to Awards
(a) Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that, except with respect to Awards subject to Section 409A of the Code, the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 10(a) shall be deemed to restrict a transfer to the Company.
(b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.
(c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights or receive any benefits under the Award.
(e) Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may elect to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Board, a Participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (valued in the manner determined by (or in a manner approved by) the Company); provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal, state and local tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that the Company is able to retain shares of Common Stock having a fair market value (determined by, or in a manner approved by, the Company) that exceeds the statutory minimum applicable withholding tax without financial accounting implications or the Company is withholding in a jurisdiction that does not have a statutory minimum withholding tax, the Company may retain such number of shares of Common Stock (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax (determined by, or in a manner approved by, the Company)) as the Company shall determine in its sole discretion to satisfy the tax liability associated with any Award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.
(f) Amendment of Award. Except as otherwise provided in Sections 5(g) and 6(e) with respect to repricings and Section 11(d) with respect to actions requiring stockholder approval, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 9.
(g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be.

11.	Miscellaneous

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.
(b) No Rights As Stockholder; Clawback Policy. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be issued with respect to an Award until becoming the record holder of such shares. In accepting an Award under the Plan, a Participant agrees to be bound by any clawback policy the Company has in effect or may adopt in the future.
(c) Effective Date and Term of Plan. The Plan shall become effective on the later of the date on which the Predecessor Company becomes a wholly-owned subsidiary of the Company pursuant to a scheme of arrangement under the laws of England and Wales (the “Redomiciliation Date”) and the date on which the Plan is approved by the Company’s stockholders; provided however that Company stockholder approval prior to the Redomiciliation Date shall only be effective if approval of the Plan by the Predecessor Company’s shareholders has also been obtained on or prior to the Redomiciliation Date (the date on which the Plan becomes effective, the “Effective Date”). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.
(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that no amendment that would require stockholder approval under the rules of the Exchange may be made effective unless and until the Company’s stockholders approve such amendment. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 11(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan unless the Award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (ii) it may not be exercised or settled (or otherwise result in the issuance of Common Stock) prior to such stockholder approval.

(e) Authorization of Sub-Plans (including for Grants to non-U.S. Employees). The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.
(f) Compliance with Section 409A of the Code. If and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes “non-qualified deferred compensation” within the meaning of Section 409A of the Code and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A of the Code) (the “New Payment Date”), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.
The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute non-qualified deferred compensation subject to Section 409A of the Code but do not to satisfy the conditions of that section.
(g) Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.
(h) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D88661-S49836

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SUMMIT THERAPEUTICS INC.

THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1 AND 2.

Vote on Proposals	For	Against	Abstain
1. Approval of an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock.	☐	☐	☐
2. Approval of an amendment to the Summit Therapeutics Inc. 2020 Stock Incentive Plan to increase the number of shares of common stock issuable under the Summit Therapeutics Inc. 2020 Stock Incentive Plan.	☐	☐	☐

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). **If no direction is made, this proxy will be voted FOR items 1 and 2 in accordance with the recommendations of the Company's Board of Directors. The proxies are also authorized to vote upon such other matters as may properly come before the Special Meeting in accordance with their discretion.**

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

D88662-S49836

SUMMIT THERAPEUTICS INC.
SPECIAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Robert W. Duggan and Ankur Dhingra, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Summit Therapeutics Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders be held at 1:00 p.m., Eastern Time on July 27, 2022, to be conducted virtually via live webcast at www.virtualshareholdermeeting.com/SMMT2022SM, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE